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                                                                   Exhibit 10.18


                             FIRST AMENDMENT TO THE
                              PHOENIX DUFF & PHELPS
                        NONQUALIFIED PROFIT SHARING PLAN

                         Effective as of January 1, 1997

         1. Section 2.06 of the Phoenix Duff & Phelps Nonqualified Profit Sharing Plan (the "Plan") is hereby amended in its entirety to read as follows:

         "2.06 `Earnings' with respect to any Participant, except as provided below, means such Participant's annual base salary. With respect to any Participant whose title is Retail Regional Vice President, Institutional Sales Vice President, or Sales Manager, Earnings means such Participant's wages as reportable on Internal Revenue Service Form W-2 pursuant to Section 3401(a) of the Code which defines wages for purposes of income tax withholding; however, the determination of such Participant's Earnings shall be made by excluding distributions from a plan of deferred compensation, bonuses that are both discretionary with the Participant's manager and not calculated with reference to sales performance, imputed income, incentive compensation paid under the Management Incentive Plan or the Investment Incentive Plan and any other extraordinary or non-recurring type of compensation. The determination of Earnings shall be made by including salary reduction contributions made on behalf of any Participant to the Savings and Investment Plan or to any cafeteria plan maintained by the Company pursuant to Section 125 of the Code."

         2. Section 3.01 of the Plan is hereby amended in its entirety to read as follows:

         "3.01 Participation. With respect to any Plan Year, if the Profit Sharing Contribution to the Profit Sharing Plan for such Plan Year on behalf of an Employee is limited by reason of.

                  (a) the maximum limit on earnings permitted to be taken into account under the Profit Sharing Plan pursuant to Code Section 401(a)(17); or

                  (b) the exclusion of such Employee from receiving such Profit Sharing Contribution in order to enable the Profit Sharing Plan to satisfy the unsafe harbor percentage of the nondiscriminatory classification test as described in Section 3.01 of the Profit Sharing Plan; such Employee shall become a Participant in this Plan."

         3. Section 4.02 of the Plan is hereby amended in its entirety to read as follows:

         "4.02 Non-Qualified Profit Sharing Credits. A Participant's Non-Qualified Profit Sharing Credit for any Plan Year shall be determined as follows:
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                  (a) with respect to any Employee whose Profit Sharing
         Contribution under the Profit Sharing Plan is limited by reason of the maximum limit on Earnings permitted to be taken into account under the Profit Sharing Plan pursuant to Code Section 401(a)(17), such Employee's Nonqualified Profit Sharing Credit for such Plan Year shall consist of a percentage of the Employee's Earnings for such Plan Year in excess of the limitation contained in Code Section 401(a)(17) equal to the percentage of Earnings that the Company has contributed as a Profit Sharing Contribution to the Profit Sharing Plan for such Plan Year;

                  (b) with respect to any Employee who is excluded from receiving a Profit Sharing Contribution to the Profit Sharing Plan for any Plan Year in order to enable the Profit Sharing Plan to satisfy for such Plan Year the unsafe harbor percentage of the non-discriminatory classification test, as described in Section 3.01 of the Profit Sharing Plan, such Employee's Nonqualified Profit Sharing Credit for Such Plan Year shall consist of a percentage of such Employee's Earnings for such Plan Year equal to the percentage of Earnings that the Company has Contributed as a Profit Sharing Contribution to the Profit Sharing Plan for such Plan Year. If the Company does not make a Profit Sharing Contribution to the Profit Sharing Plan for any Plan Year, no amount shall be credited to any Participant under this Plan for such Plan Year."

         IN WITNESS WHEREOF, this First Amendment has been executed this ____ day of March, 1998.


                                          PHOENIX DUFF & PHELPS CORPORATION
                                          BENEFIT PLANS COMMITTEE


                                          By  /s/ William R. Moyer
                                          ___________________________________
                                          Its Secretary
/s/ E. Sadowinski
___________________
E. Sadowinski
Witness



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